SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):September 15, 1997

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

         DELAWARE                        1-9370                  13-3186327
     (State or other             (Commission File Number)      (I.R.S Employer
     jurisdiction of                                            I.D. Number)
     incorporation)

                990 Station Road
               Bellport, New York                                11713
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (516-286-5800)


                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

     On September 15, 1997 the Company completed the acquisition of Caribbean Medical Testing Center, Inc. with the payment of $4,900,000 in cash and a note for $1,500,000 bearing interest at 10 1/2% per annum due July 17, 1998. The funding for the acquisition was obtained by the issuance of 3,100,000 shares of common stock and $4,900,000 of notes bearing interest at 9% and payable $175,000 a month for 28 months.


ITEM 9.         SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     A. Sale of Securities: 3,100,000 Shares of Common Stock of Registrant were sold pursuant to Regulation S on September 15, 1997

   B. Distributor: European Equity Partners, Inc. was the distibutor for the Regulation S placement to 4 non-U.S. entities.

     C. Consideration: The securities were sold at a price of $.43 per share. The distributor received a fee of 275,000 restricted shares of the registrant in connection with the Regulation S placement of the registrant's shares and debt financing.

     D. Exemption Claimed: The exemption claimed for the sale of the shares was Regulation S proulgated under the Securities Act of 1933 as amended.

     E. Terms of conversion or exercise: Not applicable


                      EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                       Date of Report: November 25, 1997


             Exhibit:

              28.19             Press Release  dated September, 15, 1997

              28.20             CMT Audited Financial Statements for the
                                  years ending December 31, 1995 and 1996

              28.21             Proforma Financial Statements for the years
                                  ending December 31, 1995 and 1996 showing the business combination

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOPHARMACEUTICS, INC.
                                      (Registrant)



                                   By:  /s/ Edward Fine
                                        Edward Fine
                                        President, Chief Executive Officer
                                        (Signature)

Dated: December 2, 1997

EXHIBIT  28.19


Press Release For Immediate Release



For More Information, Call:

Stuart Fine  (516) 286-5800


                  Biopharmaceutics, Inc. Completes CMT Acquisition

     BELLPORT, N.Y. (September 15,1997) - Biopharmaceutics, Inc. (BOPH:OTCBB) announced today that it has completed the acquisition of CMT with the payment of $4.9 million in cash and a note for $1.5 million bearing interest at 10 1/2% per annum due July 17, 1998.

     Biopharmaceutics also stated that the consolidated revenues for the month of August 1997 reached a new record of in excess of $1,200,000, eclipsing the previous record set in July 1997, of in excess of $1,100,000. The Company's year ends on September 30th. Total revenues for the first two months of the current fiscal quarter are in excess of $2,300,000. Consolidated income for the months of July and August 1997 aggregated in excess of $500,000. or approximately $0.05 per share. For the quarter ended June 30, 1997, the Company had reported consolidated revenues of $1,884,000. and net income of $255,000.

     Biopharmaceutics received $6,250,000 to finance the acquisition and issued 3,100,000 shares of common stock and $4.9 million of notes, bearing interest at 9% and payable $175,000 per month for 28 months.

     Angel Vale, son of CMT founder, Rufino Vale, will become President and Chief Operating Officer of CMT. Mr. Vale, stated "I intend to manage CMT in the same manner as my father has done previously, providing important medical services to the Puerto Rico community. We are pleased that Biopharmceutics has chosen and is committed to maintaining CMT as a Puerto Rican managed business and is dedicated to the strong traditions of the Vale family."

EXHIBIT 28.20

                     CARIBBEAN MEDICAL TESTING CENTER INC.
                     CONDENSED FINANCIAL STATEMENTS FOR THE
                    YEARS ENDING DECEMBER 31, 1996 AND 1995

                                  BALANCE SHEET

                                     ASSETS

                                                  1996           1995
                                                  ----           ----
CURRENT ASSETS

     CASH                                    $    93,791     $   151,990
     ACCOUNTS RECEIVABLE (NET)                   554,326         546,302
     INVENTORIES                                  13,702           6,814
     PREPAID AND OTHER ASSETS                    105,434         121,849
                                                 -------         -------
          TOTAL CURRENT ASSETS                   767,253         826,955

     PLANT PROPERTY AND EQUIPMENT(NET)           693,909         519,608
                                                 -------         -------

          TOTAL ASSETS                       $ 1,461,162     $ 1,346,563
                                             ===========     ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

     ACCOUNTS PAYABLE                       $    427,589     $   239,343
     ACCRUED EXPENSES                             97,906         110,195
     CURRENT MATURITIES OF LONG TERM DEBT        143,589         131,049
                                                 -------          ------
          TOTAL CURRENT LIABILITIES              669,084         480,587

     LONG TERM DEBT NET OF CURRENT PORTION       398,865         446,499
                                                 -------         -------

     TOTAL LIABILITIES                         1,067,949         927,086

SHAREHOLDERS' EQUITY

     COMMON STOCK  200 SHARES ISSUED              20,000          20,000
     RETAINED EARNINGS                           368,647         392,492
     UNREALIZED GAIN ON MARKETABLE
     SECURITIES                                    4,566           6,985
                                                   -----           -----
                                                 393,213         419,477
                                                 -------         -------

   TOTAL LIABILITIES AND
          SHAREHOLDERS EQUITY                $ 1,461,162    $  1,346,563
                                             ===========    ============

                     CARIBBEAN MEDICAL TESTING CENTER INC.
                         CONDENSED STATEMENT OF INCOME
                              FOR THE YEARS ENDING
                           DECEMBER 31, 1996 AND 1995


                                                 1996           1995
                                                 ----           ----

NET REVENUES                                 $ 2,624,993    $ 2,174,028

COST AND EXPENSES

COST OF GOODS SOLD                             1,755,667      1,202,682
SELLING, GENERAL & ADMIN                         962,886        882,897
                                                 -------        -------
                                               2,718,553      2,085,579
                                               ---------      ---------

                                                 (93,560)        88,449
                                                 -------         ------


OTHER INCOME AND EXPENSE                           38,095        45,229
                                                   ------        ------

NET INCOME (LOSS) BEFORE TAXES                   (55,465)       133,678


PROVISION FOR TAXES                              ( 9,692)       (42,546)
                                                 -------        -------

NET INCOME (LOSS)                                (65,157)        91,132
                                                 ========        ======

AVERAGE NUMBER OF SHARES
OUTSTANDING                                          200           200

GAIN (LOSS) PER SHARE                           $(325.79)      $455.66

                     CARIBBEAN MEDICAL TESTING CENTER, INC.
                            STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996

CASH FLOWS FROM OPERATING ACTIVITIES:

  NET LOSS (LOSS)                                 (65,157)       91,132
  ADJUSTMENTS TO RECONCILE NET INCOME
    (LOSS) TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES:

       DEPRECIATION AND AMORTIZATION               92,835        85,259
       PROVISION FOR BAD DEBTS                    218,821        74,793
       LOSS ON DISPOSAL OF ASSETS                   1,000           ---

    CHANGES IN ASSETS AND LIABILITIES:

       INCREASE IN ACCOUNTS RECEIVABLE           (226,845)     (106,817)
       INCREASE IN INVENTORY                       (6,888)          ---
       INCREASE IN PREPAID EXPENSES                (6,951)       (9,860)
       INCREASE IN DEFERRED TAX ASSET              (9,692)          ---
       DECREASE IN BANK OVERDRAFT                     ---       (12,630)
       INCREASE IN ACCOUNTS PAYABLE               202,944        81,040
       DECREASE IN ACCRUED EXPENSES               (12,289)          ---
       DECREASE IN ACCRUED LIABILITIES                ---       (23,713)
       DECREASE IN INCOME TAX PAYABLE             (20,282)       26,547
       DECREASE IN DUE TO STOCKHOLDER                 ---       (17,685)


              TOTAL ADJUSTMENTS                   232,653        96,934

  NET CASH PROVIDED BY OPERATING ACTIVITIES       167,496       188,066

CASH FLOWS FROM INVESTING ACTIVITIES:

  DISPOSITION OF MARKETABLE SECURITIES             19,642           ---
  PURCHSES OF MARKETABLE SECURITIES                   ---       (45,142)
  SALE OF ASSET                                    11,000           ---
  CAPITAL EXPENDITURES                           (204,766)      (62,810)
  INCREASE IN OTHER ASSETS                            ---       (14,563)*

  NET CASH USED BY INVESTING ACTIVITIES          (174,124)     (122,515)
                                                ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:

  PROCEEDS FROM LINE OF CREDIT                     41,683           ---
  PROCEEDS FROM LOANS                                 ---        59,525
  REPAYMENT OF LOANS                              (39,918)     (125,637)

  NET CASH PROVIDED BY FINANCING ACTIVITIES         1,765       (66,112)
                                                ----------    ----------

NET DECREASE IN CASH AND CASH EQUIVALENTS          (4,863)         (561)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR        4,863         5,424
                                                ----------    ----------

CASH AND CASH EQUIVALENTS, END OF YEAR          $     ---     $   4,863
                                                ==========    ==========

SUPPLEMENTAL DISCLOSURES:

  CASH PAID FOR INTEREST AMOUNTED TO:           $  58,620     $  59,249
                                                ==========    ==========


  CASH PAID FOR INCOME TAX AMOUNTED TO:         $     ---     $  15,999
                                                ==========    ==========

*CAPITAL EXPENDITURES: DURING THE YEAR AN ACQUISITION OF A BUILDING WAS
 FINANCED WITH A REAL ESTATE MORTGAGE AMOUNTING TO $188,000.

                     CARIBBEAN MEDICAL TESTING CENTER, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of certain significant accounting policies followed in the preparation of these financial statements:

     ORGANIZATION:

     The Company was organized under the Commonwealth of Puerto Rico to provide medical, laboratory and x-ray services.

     PROPERTY, PLANT, EQUIPMENT AND DEPREICATION:

     Property, plant and equipment are recorded at cost. Depreciation is provided on the straight line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred. Major renewals and improvements are capitalized. When items of property or equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

     INVESTMENTS:

     Unrealized gains and losses for trading securities shall be included in earnings, whereas unrealized gains and losses for available for sale securities shall be excluded from earnings and reported as a net amount in a separate component of stockholder's equity until realized.

     INVENTORIES:

     The Company inventory consits of laboratories supplies and is stated at cost following the firt-in first-out method.

     CASH EQUIVALENTS:

     For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

     Use of estimates in preparing financial statements:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Disclosures about fair value of financial instruments:

     The Company financial instruments consist principally of cash and cash equivalents, investments, accounts receivable and accounts and notes payable. There are no significant differences between the carrying value and fair value of any of these financial instruments.

2.   INVESTMENTS

     Following is a summary of investment securities classified as available for sale, as of December 31, 1996:

                                                  AMORTIZED  UNREALIZED
         DESCRIPTION                  FAIR VALUE     COST    (LOSS) GAIN

         EQUITY SECURITIES             $ 74,550   $ 70,000     $ 4,500

         PR COMMONWEALTH OBLIFATIONS
         (MATURE AFTER 10 YEARS)         25,688     25,000         688

         US GOVERNMENT SECURITIES        21,532     22,125        (593)

         PR INVESTOR FUND                 3,296      3,375         (79)
                                        --------   --------    --------

                                       $125,066   $120,500     $ 4,566
                                       ========   ========     ========

3.   BANK LINE OF CREDIT

     The Company has available a line of credit agreement with a bank in which it may borrow up to $50,000. Borrowings under the credit line bear interest at 1.5% over prime.

     Amounts due under this line of credit is secured by a building.

4.   LONG-TERM DEBTS

     Long-term debts at December 31, 1996, consist of the following:

     10% loan collateralized with marketable securities,
      payable at demand                                          $  17,455

     1.5% over prime rate mortgage on building, payable
       in monthly installments of $1,944, plus interest.
       Due on June, 2008.                                           260,898

     10% rate mortgage on building payable in monthly
       installments of $1,124 plus interest.
       Due on June, 2009.                                           166,800

     Three, from 15% to 20% rate, auto loans, payable in
       monthly installemtns amounting to $1,701,
       including interest                                            13,802

     Two 17.11% interest rate insurance loans payable in
       monthly installments amounting to $4,864,
       including interest                                             41,816
                                                                  ----------
                                                                     500,771
     Less current portion                                            101,906
                                                                  ----------

                                                                  $  398,865
                                                                  ==========

     Following are the maturates of long-term debts for each of the next five years.

                    December 31              Amount

                         1997               $101,906
                         1998                 42,878
                         1999                 35,856
                         2000                 35,856
                         2001                 35,856
                      Thereafter             248,419
                                            --------
                                            $500,771
                                            ========

5.   CONTINGENCIES

     The Company is defendant in two lawsuits filed by two of its customers for negligence. Management and legal counsel believe the suits are completely without merit and coverd by insurance and intend to vigorously defend their position.

6.   INCOME TAXES

     In 1996, the Company adopted the provisions of SFAS No. 109, "Accounting for Income Taxes." This statement establishes standards of financial accounting and reporting for income taxes that are currently payable and for the tax consequences of temporary differences and loss carry forwards. A temporary difference is a difference between the basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years when the reported amount of the asset or liability is recovered or settled, respectively.

     The Company has available at December 31, 1996, unused operating loss carry forwards amounting to $34,084, which may be applied againt future taxable income and expires in year 2003. SFAS No. 109 requires the recognition of a deferred tax asset for the estimated future tax effects attributed to these loss carry forwards.

7.   CONCENTRATIONS OF CREDIT RISK

     The hospital grants credit without collateral to the majority of its patients, most of whom are local residents. Some of the patients serviced work to companies who are directly billed and the others are insured under third party payor agreements.

8.   PRIOR PERIOD ADJUSTMENT

     Retained earnings at the beginning of 1996 has been adjusted to correct the cumulative effect for depreciation expense that have been recognized in excess on prior years.

     This difference arose from the fact that the Company does not maintain a detailed property ledger. The effect of this restatement was to decrease accumulated depreciation by $41,132 and does not have an effect on net income for 1996.

                     CARIBBEAN MEDICAL TESTING CENTER, INC.

                         NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of certain significant accounting policies followed in the preparation of these financial statements:

     Organization:

     The Company was organized under the Commonwealth of Puerto Rico to provide medical, laboratory and x-ray services.

     Property, Plant, Equipment and Depreciation:

     Property, plant and equipment are recorded at cost. Depreciation is provided on the straight line method over the estimated useful lives of the respective assets. Maintenance and repairs are charged to expense as incurred. Major renewals and improvements are capitalized. When items of property or equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

     Investments:

     Effective January 1, 1994, the Company adopted the provision of SFAS 115 to account for certain investments in debt and equity securities. The SFAS 115 requires that at acquisition, an enterprise shall classify debt and equity securities into one of three categories; held to maturity, available for sale or trading. At each reported date, the appropriateness of the classification shall be reassessed. Unrealized gains and losses for trading securities shall be included in earnings, where-as unrealized gains and losses for available for sale securities shall be excluded from earnings and reported as a net amount in a separate component of stockholder's equity until realized.

     Following is a summary of investment securities classified as available for sales, as of December 31, 1995:

                                                 Amortized    Unrealized
      Description                  Fair value      Cost       (loss) gain

     Equity securities              $ 75,950      $ 70,000      $ 5,950

     PR Commonwealth obligation
     (mature after 10 years)           26,375       25,000        1,375

     U.S. Government securities        37,222       37,602         (380)

     P.R. Investor Fund                 7,580        7.540           40
                                     ---------   ---------     ---------
                                     $147,127     $140,142       $6,985
                                     =========   =========     =========

     Inventories:

     The Company inventory consists of laboratories supplies and is stated at cost.

     Cash Flows:

     For purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

     Use of Estimates in Preparing Financial Statements:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Disclosures about Fair Value of Financial Instruments:

     The Compamy financial instruments consist principally of cash and cash equivalents, investments, accounts receivable and accounts and notes payable. There are no significant differences between the carrying value and fair value of any of these financial instruments.

2.   LONG-TERM DEBTS

     Long-term debts at December 31, 1995, consist of the following:

     10% loan collateralized with marketable securities,
     payable at demand                                      $ 16,425

     1.5% over prime rate mortgage on building, payable
     in monthly installments of $1,944, plus interest.
     Due on June, 2008.                                      289,226

     10% rate mortgage on building payable in monthly
     installments of $1,124 plus interest.
     Due on June, 2009                                       179,328

     Three, from 15% to 20% rate, auto loans, payable
     in monthly installments amounting to $1,701,
     including interest                                       26,042

     Two 17.11% interest rate insurance loans payable
     in monthly installments amounting to $4,864,
     including interest                                       29,668
                                                            --------
                                                             549,689

Less current portion                                          94,190
                                                            --------
                                                            $446,499
                                                            ========

     Following are the maturities of long-term debts for each of the next five years

                    December 31              Amount

                       1996                 $ 94,190
                       1997                   41,356
                       1998                   41,356
                       1999                   41,356
                       2000                   41,356
                    Thereafter               28l,075
                                            --------
                                            $540,689
                                            ========

3.   ACCOUNTS RECEIVABLE

     During the year ended December 31, 1995, the Company rendered consulting services amounting to $187,794 to the Puerto Rico Department of Health and to a Health Care Corporation, in regards to the Puerto Rico Health Reform Act. However, the Company can't provide us the written agreement with both organizations as acceptance of the fees for the consulting services rendered. In addition, at the date of this report, the fees have not been collected in spite of the Company's collection efforts. Therefore, we have not been able to satisfy ourselves at to the collectibility of the above described receivables.

4.   CONTINGENCIES

     The Company is defendant in two lawsuits filed by two of its customers for negligence. Management and legal counsel believe the suits are completely without merit and covered by insurance and intend to vigorously defend their position.

EXHIBIT 28.21

                             BIOPHARMACEUTICS INC.
                   PROFORMA COMBINED CONDENSED BALANCE SHEET
                              FOR THE YEARS ENDING
                           DECEMBER 31, 1996 AND 1995


                                  BALANCE SHEET

                                     ASSETS

                                                  1996           1995
                                                  ----           ----
CURRENT ASSETS

     CASH                                    $   133,365    $    131,415
     ACCOUNTS RECEIVABLE (NET)                 1,048,938         747,518
     INVENTORIES                                 604,747         396,713
     PREPAID AND OTHER ASSETS                    181,985          71,348
                                                 -------         -------
                       TOTAL CURRENT ASSETS    1,969,035       1,346,994

     PLANT PROPERTY AND EQUIPMENT(NET)           999,166         906,536
     INVESTMENT IN RESTRICTED SECURITIES         250,750
     INTANGIBLE ASSETS NET AT COST             3,610,125               0
     LICENSING COSTS NET                          64,001          70,301
     SUNDRY                                       81,944         112,118
                                                 -------         -------

          TOTAL ASSETS                       $ 6,975,021     $ 2,435,949
                                             ===========     ===========


                         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

     ACCOUNTS PAYABLE                       $ 1,334,201    $  1,644,262
     ACCRUED EXPENSES                           640,321       1,007,620
     CURRENT MATURITIES OF LONG TERM DEBT       830,689         269,190
                                                -------          ------
                 TOTAL CURRENT LIABILITIES    2,805,211       2,921,072

     LONG TERM DEBT NET OF CURRENT PORTION    1,985,657         577,481
     CONVERTABLE DEBENTURES                   1,102,941       1,000,000
                                                -------         -------

     TOTAL LIABILITIES                        5,893,809       4,498,553

SHAREHOLDERS' EQUITY

     COMMON STOCK  200 SHARES ISSUED             42,071          47,868
     ADDITIONAL PAID IN CAPITAL              30,438,908       27,741,437
     DEFICIT                                (27,900,447)     (28,355,008)
                                            -----------      -----------
                                              2,538,461         (613,571)
     UNREALIZED GAIN ON MARKETABLE
     SECURITIES                                   4,566            6,985
     LESS TREASURY STOCK AT COST               (944,612)        (944,612)
     NOTES RECEIVABLE FROM OFFICERS
     AND EMPLOYEES                             (559,274)        (559,274
                                               --------         --------
                                              1,081,212       (2,062,604)
                                              ---------        ---------
          SHAREHOLDERS EQUITY                $6,975,021       $2,435,949
                                             ==========       ==========

                              BIOPHARACEUTICS, INC.
                PROFORMA COMBINED CONDESNSED STATEMENT OF INCOME
                              FOR THE YEARS ENDING
                           DECEMBER 31, 1996 AND 1995


                                                 1996           1995
                                                 ----           ----

NET REVENUES                                 $ 7,151,648    $ 3,444,677

COST AND EXPENSES

COST OF GOODS SOLD                             5,102,298      3,466,233
SELLING, GENERAL & ADMIN                       2,455,176      1,715,451
AMORTIZATION OF INTANGABLES                      147,600        433,218
                                                 -------        -------

                                               7,705,034      5,614,902
                                               ---------      ---------

                                                (553,386)     (2,170,225)
                                                 -------         ------


OTHER INCOME AND EXPENSE                          178,823     (5,503,272)
DISCONTINUED OPERATIONS                           773,659     (1,621,543)
                                                   ------         ------

NET INCOME (LOSS) BEFORE TAXES                    399,096     (9,295,040)


PROVISION FOR TAXES                              ( 9,692)        (42,546)
                                                 -------          -------

NET INCOME (LOSS)                                389,404      (9,337,586)
                                                 =======      ===========

AVERAGE NUMBER OF SHARES
OUTSTANDING                                   40,457,550      21,941,390

GAIN (LOSS) PER SHARE                             $ 0.01        $ (0.43)